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                                [SCHRODERS LOGO]


                                    SCHRODER
                              EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                                  ANNUAL REPORT
                                OCTOBER 31, 2000

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------



                                                  December 15, 2000

Dear Shareholder:

           We are pleased to present the annual report to shareholders for Schroder Emerging Markets Fund Institutional Portfolio for the fiscal year ended October 31, 2000.

           Volatility was the hallmark of the fiscal year under review. The early part of the period was characterized by a soaring technology sector, robust U.S. economic growth and higher interest rates in the U.S. and Europe. That environment changed, however. Technology and other "new economy" stocks lost much of their luster on the heels of poor earnings reports, and investors began to rotate into more defensive "old economy" industries. At the same time, global economic growth began to slow, and U.S. interest rates peaked. Indeed, toward the end of the fiscal year, concern mounted about higher oil prices, a weak euro, declining expectations for corporate profits in 2001, and the vulnerability of some of the technology giants such as IBM, Lucent and Intel.

           In general, developed markets performed better than emerging markets during the period, and among the developed markets, those in Europe fared better than those in Asia and the Pacific Rim, which were especially susceptible to the weakness in technology. Emerging markets had been strong early in the period, but suffered in the face of prospects for slower global economic growth.

           Going forward, we expect the Federal Reserve to embark on a modest easing path. In this setting, we continue to believe that strong fundamental research around the globe is essential to successful investment management and that times like these support the case for a disciplined, diversified investment program.

           This report includes performance information, the schedule of investments, comments from portfolio managers, and other relevant information for the Fund. We encourage you to read the report, and we thank you for making Schroders part of your investment program.



                                                  Sincerely,




                                                  Alexandra Poe
                                                  PRESIDENT

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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

           Schroder Emerging Markets Fund Institutional Portfolio's Investor Shares had a total return of -12.07% and its Advisor Shares had a total return of -12.47% for the fiscal year ended October 31, 2000, not including the deduction of purchase and redemption fees of 0.50%. Including the purchase and redemption fees, the Fund's total returns for the 12-month period were -12.95% for Investor Shares and -13.34% for Advisor Shares. The Morgan Stanley Capital International Emerging Markets Free Index returned -7.7% over the same period.

           The Fund suffered from poor stock selection in Asia, particularly in the technology sector in India and Korea. Stock selection in Turkey also hurt performance. Our overweighted positions in Latin America, which experienced an economic recovery, and in Russia, which benefited from high oil prices, only partially offset the lackluster performance.

MARKET BACKGROUND

           Following strong performance in the first half of the period, emerging markets gave back their gains. In the 12 months through October 31, emerging markets generally benefited from more balanced global growth, coupled with continuing domestic economic recovery and company earnings upgrades. However, concerns over a possible sharp slowdown in global economic growth, and the consequent increase in investors' risk aversion, caused emerging markets to underperform developed markets in the second half of the fiscal year. During the first half of the period, the global strength of technology stocks drove those markets with a high concentration of companies in this sector. During the second half of the period, however, those same markets witnessed significant declines.

           Latin America was the strongest emerging markets region over the period, as equity markets responded to ongoing domestic improvements, Mexican and Brazilian debt rating upgrades, falling interest rates, and reduced political risk. The region benefited from its ongoing economic recovery, although it suffered in the second half of the period from its close links with the U.S. economy. There was also positive news on corporate activity in the form of an announcement by TELEFONICA of Spain that it would buy out minority investors in its Latin American subsidiaries at a 40% premium to the prevailing share price. Recently, the region suffered from fears over the potential impact of a crisis in Argentina.

           Among the emerging markets, the Asian markets were some of the poorest performers, mainly because of concerns over slowing export growth. More specifically, social and political concerns and lack of progress on structural reform dogged the markets of Southeast Asia. Although the region was helped by a recovery in economic growth in the first half of the period, it subsequently suffered from concerns over slowing U.S. economic growth, rising oil prices, fears over weakening personal computer demand, and consequent moderating expectations in the semiconductor sector. We anticipate that Asia will suffer from a U.S. slowdown mainly because of its trade links. On average, exports represent over one third of GDP and are sensitive to U.S. demand. Markets also suffered from country-specific factors, including political instability in Taiwan and the Philippines. Delays in corporate reform and fears of dilution through equity issuance also hampered some markets.

           Emerging market countries in Europe, the Middle East and Africa
(EMEA) were relatively strong in the second half of the period, as investors switched into more defensive markets with improving fundamentals and relative insulation from external events. The best-performing markets were those in which economic recovery or reform stories protected them from global economic uncertainty. This may be because their business cycles have lagged, or because domestic restructuring has opened up new opportunities. Russia responded positively both to the resignation of Yeltsin, given the improved potential for much-needed structural reforms, and to higher oil prices, which provided windfall tax revenues for the government and a substantial current account surplus. Israel was boosted by strong economic fundamentals, falling interest rates and its high concentration in the technology sector, although the latter rendered it a victim of the shakeout in global technology stocks that followed. Recently, Israel suffered from a breakdown in the peace process - a factor that threatens domestic economic growth.

PORTFOLIO REVIEW

           Our core investment philosophy for fiscal 2000 was based on our expectation for a soft landing in the global economy. We therefore increased the Fund's exposure to Latin America during the period, favoring Brazil relative to Mexico, as interest rates were expected to fall further and valuations were compelling. However, we recently trimmed the Fund's exposure to the region, in light of concerns about the impact of a possible devaluation and default in Argentina.


                                       3
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           Within Asia, the Fund benefited from an overweighted position in the hardware-dominated markets of Taiwan and Korea, which were boosted by a global shortage of components. We then reduced the Fund's exposure to these markets, however, as they suffered from political uncertainty and concerns over a peak in the semiconductor cycle. Elsewhere in Asia, we favored China, as economic growth continued to strengthen and should be further bolstered by entry into the World Trade Organization (WTO) later in 2000.

           We retained our underweighted position in EMEA, particularly in Greece and South Africa, although we favored Russia, which benefited from domestic restructuring and a high oil price.

OUTLOOK

           In the coming months, we believe that more benign economic data from the U.S. should increase investors' risk tolerance, while local economic and earnings data are expected to remain strong. Although emerging markets remain vulnerable to any worsening in the global economic environment or further oil price increases, we expect that oil price declines and a reduction in interest rates could act as a catalyst for recovery.

           In the longer term, we believe that low relative valuations and generally positive momentum on reform should further support emerging markets. We therefore believe that, notwithstanding short-term uncertainty, we can look for the performance of emerging markets to improve, particularly in those countries displaying a clear commitment to structural reform.


THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.


                                       4
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO - INVESTOR SHARES* VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE (EMF) INDEX

[GRAPH]

         Emerging Markets Fund
         Institutional Portfolio -
03/31/95 Investor Shares*                MSCI EMF Index
             10,000.00                     10,000.00
             10,320.00                     10,448.61
             10,930.00                     11,004.48
             10,960.00                     11,037.02
             11,270.00                     11,284.77
             10,940.00                     11,018.95
             11,000.00                     10,966.66
10/31/95     10,630.00                     10,546.85
             10,420.00                     10,358.77
             10,766.67                     10,818.20
             11,910.56                     11,587.18
             11,619.57                     11,402.95
             11,629.60                     11,491.76
             12,091.18                     11,951.23
             12,281.83                     11,897.87
             12,151.38                     11,972.16
             11,388.78                     11,153.94
             11,599.50                     11,439.45
             11,649.67                     11,538.55
10/31/96     11,097.79                     11,230.81
             11,268.37                     11,418.99
             11,619.96                     11,470.64
             12,333.03                     12,253.05
             12,815.10                     12,777.79
             12,584.11                     12,442.15
             12,825.14                     12,464.13
             13,327.30                     12,820.85
             14,110.67                     13,506.99
             14,422.01                     13,708.62
             12,885.40                     11,964.21
             13,347.39                     12,295.71
10/31/97     11,127.85                     10,278.14
             10,826.55                      9,903.11
             11,014.04                     10,141.76
             10,308.66                      9,346.34
             11,044.27                     10,321.87
             11,487.65                     10,769.80
             11,538.04                     10,652.48
              9,966.04                      9,192.66
              9,038.97                      8,228.38
              9,431.97                      8,489.27
              6,781.75                      6,034.69
              7,053.82                      6,417.50
10/31/98      7,829.74                      7,093.27
              8,212.66                      7,683.21
              8,228.37                      7,571.86
              8,218.25                      7,449.69
              8,167.64                      7,522.16
              9,149.38                      8,513.50
             10,171.60                      9,566.80
             10,070.39                      9,511.15
             11,254.55                     10,590.59
             10,983.24                     10,302.89
             10,983.24                     10,396.63
             10,507.03                     10,044.78
10/31/99     10,668.84                     10,258.66
             11,580.70                     11,178.50
             13,380.96                     12,600.18
             13,186.94                     12,675.28
             13,124.96                     12,842.68
             13,432.08                     12,905.36
             11,876.65                     11,682.02
             11,375.45                     11,199.07
             11,794.87                     11,593.55
             11,037.87                     10,997.30
             11,314.04                     11,051.37
             10,188.75                     10,086.41
10/31/00      9,380.57                      9,355.12

The MSCI EMF Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF (ex-Malaysia).

* The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION  - (a)

                                                          ONE YEAR              FIVE YEARS                   FROM
                                                           ENDED                  ENDED                  INCEPTION TO
                                                      OCTOBER 31, 2000     OCTOBER 31, 2000 (b)       OCTOBER 31, 2000 (c)
                                                      ----------------     --------------------       --------------------
Schroder Emerging Markets Fund
   Institutional Portfolio - Investor Shares               -12.95%                 -2.66%                    -1.31%
Schroder Emerging Markets Fund
   Institutional Portfolio - Advisor Shares                -13.34                  -2.83(d)                  -1.49(d)


(a) Reflects the payment of a 0.50% purchase charge (based on the amount purchased) at the time of investment and a 0.50% redemption charge (based on the amount redeemed) deducted at the end of the period shown.
(b)   Average annual total return.
(c)   Average annual total return from commencement of Fund operations
      (March 31, 1995).
(d) Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (November 21, 1996). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


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                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

             COUNTRY WEIGHTINGS                                                  TOP TEN HOLDINGS

COUNTRY                           % OF NET ASSETS             SECURITY                                 % OF NET ASSETS
--------------------------------------------------            --------------------------------------------------------
Brazil                                  11.3%                 Telefonos de Mexico ADR                         4.2%
Korea                                   10.8                  China Unicom                                    3.5
Mexico                                  10.5                  Samsung Electronics                             3.5
Taiwan                                   9.2                  China Telecom (Hong Kong)                       3.4
South Africa                             7.7                  Korea Telecom                                   2.3
Hong Kong                                7.6                  Korea Electric Power (KEPCO)                    2.1
Israel                                   5.8                  Petroleo Brasileiro ADR                         2.1
India                                    5.2                  Taiwan Semiconductor Manufacturing              2.0
Turkey                                   4.2                  Infosys Technologies                            2.0
Russia                                   3.3                  Check Point Software Technologies               2.0
Chile                                    3.0                                                                 ----
Malaysia                                 2.9                  Total                                          27.1%
Greece                                   1.6                                                                 ====
Poland                                   1.4
Indonesia                                1.3
Hungary                                  1.2
Thailand                                 1.2
China                                    1.1
Zimbabwe                                 1.0
Egypt                                    0.6
Philippines                              0.5
Czech Republic                           0.4
Peru                                     0.3
Argentina                                0.2
Cash Equivalents
   and Other Net Assets                  7.7
                                       -----
Total                                  100.0%
                                       =====


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SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

     SHARES                                            VALUE
     ------                                            ------
             COMMON STOCKS -- 87.8%
             ARGENTINA -- 0.2%
     21,700  Quilmes Industrial
              (Quinsa) ADR                   $       179,025
                                             ---------------

             BRAZIL -- 7.0%
     32,300  Aracruz Celulose ADR                    484,500
     26,800  Companhia Brasileira de
              Distribuicao Grupo Pao
              de Acucar ADR                          954,750
     94,300  Companhia Paranaense de
              Energia-Copel ADR                      854,594
     28,200  Companhia Vale do Rio Doce              650,173
     69,000  Embratel Participacoes ADR            1,116,937
     84,300  Petroleo Brasileiro ADR               2,264,584
     14,900  Tele Celular Sul
              Participacoes ADR                      375,294
     35,247  Tele Norte Leste
              Participacoes ADR                      779,840
        442  Telesp Celular Participacoes                  4
     27,700  Ultrapar Participacoes                  278,731
                                             ---------------
                                                   7,759,407
                                             ---------------
             CHILE -- 3.0%
     29,500  Banco Santiago ADR                      582,625
     61,825  CIA de Telecomunicaciones
              de Chile ADR                           942,831
     22,600  Compania Cervecerias Unidas             436,463
     27,900  Distribucion y Servicio D&S ADR         498,712
     36,768  Enersis ADR                             652,632
     15,000  Gener ADR                               181,875
                                             ---------------
                                                   3,295,138
                                             ---------------
             CHINA -- 1.1%
  4,024,000  China Petroleum & Chemical
              (Sinopec) (1)                          789,440
     13,500  Huaneng Power
              International ADR                      205,875
  1,040,000  PetroChina                              218,699
                                             ---------------
                                                   1,214,014
                                             ---------------
             CZECH REPUBLIC -- 0.4%
          2  Komercni Banka GDR (1)                       14
     33,366  SPT Telecom (1)                         438,238
                                             ---------------
                                                     438,252
                                             ---------------
             EGYPT -- 0.6%
     15,870  Egyptian Company for Mobile
              Services (MobilNil) (1)                313,968
     26,800  Orascom
              Telecommunications (1)                 334,156
                                             ---------------
                                                     648,124
                                             ---------------
             GREECE -- 1.6%
      8,634  Alpha Bank                              318,656
     24,000  Cosmote (1)                             179,669
      1,400  Hellenic Bottling                        19,110
     62,500  Hellenic Telecommunications
              Organization                         1,090,181
     14,580  STET Hellas
              Telecommunications ADR (1)             211,410
                                             ---------------
                                                   1,819,026
                                             ---------------

             HONG KONG -- 7.6%
    594,000  China Mobile (Hong Kong) (1)          3,808,257
    314,000  China Resources Enterprise              356,322
  1,947,000  China Unicom (1)                      3,907,061
    318,000  Legend Holdings                         269,117
                                             ---------------
                                                   8,340,757
                                             ---------------
             HUNGARY -- 1.2%
     40,578  Matav Rt. ADR                           953,583
      8,250  OTP Bank Rt. GDR                        379,088
                                             ---------------
                                                   1,332,671
                                             ---------------
             INDIA -- 5.2%
     65,150  Associated Cement                       129,998
     57,000  Bharat Petroleum                        210,555
     99,500  HDFC Bank                               533,262
    155,010  Hindustan Lever                         590,140
     17,450  Hindustan Petroleum                      39,849
     14,600  Infosys Technologies                  2,232,082
        752  ITC                                      12,231
     91,100  Mahanagar Telephone Nigam               274,272
     31,000  Ranbaxy Laboratories                    461,491
     85,190  Reliance Industries                     551,430
     46,500  Satyam Computer Services                304,368
     86,400  Videsh Sanchar Nigam                    389,261
                                             ---------------
                                                   5,728,939
                                             ---------------
             INDONESIA -- 1.3%
    486,000  PT Hanjaya Mandala Sampoerna            571,173
  4,375,000  PT Indofood Sukses Makmur (1)           362,259
  1,825,380  PT Telekomunikasi Indonesia             468,062
                                             ---------------
                                                   1,401,494
                                             ---------------
             ISRAEL -- 5.8%
    522,160  Bank Hapoalim                         1,321,215
    313,210  Bank Leumi Le-Israel                    615,389
     28,610  Blue Square - Israel                    264,642
     13,800  Check Point Software
              Technologies (1)                     2,185,575
     17,510  ECI Telecom                             413,674
      3,200  Gilat Satellite Networks (1)            163,800
      5,370  Nice Systems (1)                        251,047
      3,700  Orbotech (1)                            195,869
     17,040  Teva Pharmaceutical Industries        1,007,490
                                             ---------------
                                                   6,418,701
                                             ---------------
             KOREA -- 10.8%
     61,505  Kookmin Bank                            702,938
    103,570  Korea Electric Power (KEPCO)          2,312,763
     42,300  Korea Telecom Krw5000                 2,491,602
     30,444  Samsung Electronics Krw5000 (1)       3,813,994
      9,030  Samsung Securities                      163,538
     66,100  Shinhan Bank                            662,475
      8,500  SK Telecom. Krw500                    1,812,150
                                             ---------------
                                                  11,959,460
                                             ---------------
             MALAYSIA -- 2.9%
    154,000  AMMB Holdings                           172,648
    195,000  Genting                                 497,780
    155,500  Malayan Banking                         622,020
    141,000  Resorts World                           246,758
    207,000  Telekom Malaysia                        637,363
    235,500  Tenaga Nasiona                          762,301
    183,000  United Engineers (Malaysia)             260,061
                                             ---------------
                                                   3,198,931
                                             ---------------

 The accompanying notes are an integral part of the financial statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000

     SHARES                                             VALUE
     ------                                             -----
             MEXICO -- 10.5%
     41,733  Cemex ADR                       $       881,610
    153,400  Fomento Economico Mexico                583,452
    593,100  Grupo Financiero Banamex
              Accival (1)                            920,927
    320,000  Grupo Financiero BBVA
              Bancomer (1)                           197,948
    307,500  Grupo Modelo                            819,339
     24,000  Grupo Televisa GDS (1)                1,299,000
    133,800  Kimberly - Clark de Mexico              341,833
     86,200  Telefonos de Mexico ADR               4,649,412
     19,500  Tubos de Acero de Mexico
              (TAMSA) ADR                            296,595
    721,900  Wal-Mart De Mexico (1)                1,644,418
                                             ---------------
                                                  11,634,534
                                             ---------------
             PERU -- 0.3%
      7,600  Compania de Minas
              Buenaventura                            97,850
     32,400  Credicorp                               236,925
                                             ---------------
                                                     334,775
                                             ---------------
             PHILIPPINES -- 0.5%
    254,936  Manila Electric "B" Shares              209,339
     21,040  Philippine Long Distance
              Telephone                              318,798
                                             ---------------
                                                     528,137
                                             ---------------
             POLAND -- 1.4%
     62,100  Elektrim Towarz                         491,842
     30,800  KGHM Polska Miedz GDR                   332,640
     18,900  Polski Koncern Naftowy
              Orlen GDR                              145,530
     11,800  Powszechny Bank
              Kredytowy GDR                          207,975
     84,160  Telekomunikacja Polska GDR              422,904
                                             ---------------
                                                   1,600,891
                                             ---------------
             RUSSIA -- 3.3%
     27,405  LUKoil ADR                            1,463,427
     16,421  Mobile Telesystems ADR (1)              453,630
     49,990  RAO Unified Energy
              Systems GDR                            632,374
     17,400  Rostelecom ADR                          152,250
     74,870  Surgutneftegaz                          962,079
                                             ---------------
                                                   3,663,760
                                             ---------------
             SOUTH AFRICA -- 7.7%
    699,600  African Bank Investments (1)            554,423
     29,700  Anglo American Platinum               1,159,158
     21,621  Barlow                                  112,989
     35,300  De Beers                                971,410
     83,462  Dimension Data Holdings (1)             718,843
     74,300  Fedsure Holdings                        215,277
    835,150  FirstRand                               751,342
      8,400  Johnnic Holdings                         95,574
    364,415  LA Group (1)(2)                          63,882

             SOUTH AFRICA -- (CONCLUDED)
    260,800  Nampak                          $       379,546
     32,400  Naspers                                 240,905
    913,293  Profurn                                 447,071
    638,581  Sanlam                                  663,208
    133,300  Sappi                                   913,533
    156,500  Sasol                                 1,198,829
                                             ---------------
                                                   8,485,990
                                             ---------------
             TAIWAN -- 9.0%
    107,000  Advanced Semiconductor
              Engineering                            122,673
     81,637  Ambit Microsystems                      378,418
    450,000  Chinatrust Commercial Bank              285,075
    190,000  Compal Electronics                      289,463
    320,400  Compeq Manufacturing                  1,207,940
    179,000  Delta Electronics                       569,749
  1,111,000  Far Eastern Textile                     913,248
     83,900  Hon Hai Precision Industry              438,169
    266,000  Siliconware Precision Industries        202,213
    483,000  Taiwan Cellular (1)                   1,007,497
    738,160  Taiwan Semiconductor
              Manufacturing                        2,235,473
     17,000  Taiwan Semiconductor
              Manufacturing ADR                      385,688
    189,600  United Microelectronics               1,468,369
     55,500  Via Technologies                        397,900
                                             ---------------
                                                   9,901,875
                                             ---------------
             THAILAND -- 1.2%
     82,000  Advanced Info Service (1)               674,890
  1,230,658  TelecomAsia (1)                         602,198
                                             ---------------
                                                   1,277,088
                                             ---------------
             TURKEY -- 4.2%
  6,535,895  Anadolu Efes Biracilik ve
              Malt Sanayii (1)                       382,881
  5,318,100  Arcelik                                 171,348
 12,314,193  Dogan Yayin Holding                     160,507
  5,917,700  Eregli Demir ve Celik
              Fabrikalari T.A.S (Erdemir)            186,333
  3,165,700  Koc Holding                             201,678
  1,750,780  Migros Turk T.A.S.                      241,023
  5,000,000  Turkcell Iletisim Hizmetleri (1)        219,680
 61,101,550  Turkiye Garanti Bankasi                 626,397
 57,745,500  Turkiye Is Bankasi (Isbank)           1,099,412
    939,500  Vestel Electronik Sanayi
              ve Ticaret                             192,630
130,705,812  Yapi ve Kredi Bankasi                 1,129,396
                                             ---------------
                                                   4,611,285
                                             ---------------
             ZIMBABWE -- 1.0%
  4,720,000  Econet Wireless
              Holdings (1)(2)                      1,121,000
                                             ---------------

             TOTAL COMMON STOCKS
             (Cost $106,950,562)                  96,893,274
                                             ---------------

 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

     SHARES                                            VALUE
     ------                                            -----
             PREFERRED STOCK -- 4.3%
             BRAZIL -- 4.3%
 95,639,780  Banco Bradesco                          591,356
  9,360,000  Banco Itau                              728,334
 48,761,700  Brasil Telecom                          374,833
  3,930,000  Compania de Bebidas das
              Americas (Ambev)                       877,285
  6,800,060  Eletropaulo Metropolitana -
              Electricidad de Sao Paulo              381,263
 85,297,000  Tele Centro Sul Participacoes           923,853
 74,466,630  Telesp Celular Participacoes            881,078
                                             ---------------

             (Cost $4,387,397)                     4,758,002
                                             ---------------

             WARRANTS -- 0.2%
             MEXICO -- 0.0%
      6,125  Cemex (1)                                12,250
                                             ---------------

             TAIWAN -- 0.2%
     14,628  DBTEL (1)                                11,337
    733,055  Taiwan Semiconductor (1)                217,949
                                             ---------------
                                                     229,286
                                             ---------------
             TOTAL WARRANTS
             (Cost $391,146)                         241,536
                                             ---------------

             SHORT-TERM INVESTMENTS -- 5.1%
    656,302  SSgA Money Market
              Fund 6.280% (3)                        656,302
  4,975,572  SSgA U.S. Government Money
              Market Fund 6.240% (3)               4,975,572
                                             ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (Cost $5,631,874)                     5,631,874
                                             ---------------


   PRINCIPAL
      AMOUNT                                          VALUE
      ------                                          -----
             REPURCHASE AGREEMENT -- 1.0%
$ 1,149,000  State Street Bank and Trust
              Company, 5.25%, 11/01/2000,
              repurchase agreement, dated 10/31/00
              with a repurchase price of $1,149,168 is collateralized by a
              $800,000 United States Treasury Bond, 14.000%, due 11/15/11,
              valued at $1,173,000.

              (Cost $1,149,000)              $     1,149,000
                                             ---------------


             TOTAL INVESTMENTS
              (Cost $118,509,979)-- 98.4%        108,673,686
             OTHER ASSETS
              LESS LIABILITIES-- 1.6%              1,754,754
                                            ----------------
             TOTAL NET
              ASSETS-- 100%                  $   110,428,440
                                             ===============

(1)        Denotes non-income producing security.
(2)        Deemed illiquid security.
(3)        Interest rate shown is 7-day yield as of October 31, 2000.
ADR ___    American Depository Receipts
GDR ___    Global Depository Receipts
GDS ___    Global Depository Shares


                               FORWARD FOREIGN CURRENCY CONTRACTS

                                        CONTRACT TO SELL

                                                            UNDERLYING FACE        UNREALIZED
     CONTRACT DATE        CURRENCY          UNITS               AMOUNT            APPRECIATION*
     -------------        --------          -----           ---------------       -------------
        3/07/01         Mexican Peso      18,328,000        $   1,890,498         $    62,651


* Does not include foreign currency spot contracts with unrealized depreciation of $2,752.


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

   ASSETS
   Investments in securities, at value - Note 2 ............        $      107,524,686
   Repurchase agreement.....................................                 1,149,000
   Cash.....................................................                 1,300,815
   Foreign currency, at value...............................                   319,710
   Dividends and tax reclaims receivable....................                   186,699
   Interest receivable......................................                    19,070
   Receivable for securities sold...........................                   913,865
   Receivable for foreign currency contracts sold...........                    62,684
   Prepaid expenses.........................................                     2,728
   Due from Investment Adviser - Note 3.....................                   243,116
                                                                    ------------------
      TOTAL ASSETS..........................................               111,722,373
                                                                    ------------------
   LIABILITIES
   Payable for securities purchased.........................                   985,833
   Payable for foreign currency contracts purchased.........                     2,785
   Payable for Fund shares redeemed.........................                        19
   Advisory fee payable - Note 3............................                    96,116
   Administration fee payable - Note 3......................                     9,700
   Shareholder servicing fee payable - Note 4...............                    33,346
   Accrued expenses and other liabilities...................                   166,134
                                                                    ------------------
        TOTAL LIABILITIES...................................                 1,293,933
                                                                    ------------------
        NET ASSETS..........................................        $      110,428,440
                                                                    ==================

   NET ASSETS
   Capital paid-in..........................................        $      149,752,546
   Undistributed (distributions in excess of)
      net investment income.................................                  (105,118)
   Accumulated net realized loss on investments
     and foreign currency transactions......................               (29,437,206)
   Net unrealized depreciation on investments
       and foreign currency translations....................                (9,781,782)
                                                                    ------------------
        NET ASSETS..........................................        $      110,428,440
                                                                    ==================

   Investor Shares:
     Net Assets.............................................        $       89,680,853
     Net asset value, offering and redemption
        price per share - Note 5............................        $             9.17
     Total shares outstanding at end of period..............                 9,784,938

   Advisor Shares:
     Net Assets.............................................        $       20,747,587
     Net asset value, offering and redemption
        price per share - Note 5............................        $             9.19
     Total shares outstanding at end of period..............                 2,257,333

   Cost of securities including repurchase agreement........        $      118,509,979
   Cost of foreign currency.................................        $          321,268


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

     INVESTMENT INCOME
     Dividend income..........................................        $        3,307,423
     Interest income..........................................                   299,137
     Foreign taxes............................................                  (305,100)
                                                                      ------------------
          TOTAL INVESTMENT INCOME.............................                 3,301,460
                                                                      ------------------
     EXPENSES
     Investment advisory fees - Note 3........................                 2,557,756
     Shareholder servicing fees - Note 4......................                    83,056
     Administrative fees - Note 3.............................                   255,776
     Subadministration fees - Note 3..........................                   261,403
     Custodian fees...........................................                   928,030
     Audit fees...............................................                   119,813
     Legal fees...............................................                   151,831
     Trustees fees............................................                    42,427
     Transfer agent fees......................................                    30,721
     Amortization of organizational expenses..................                     5,006
     Printing fees............................................                    24,872
     Registration fees........................................                    16,718
     Other....................................................                    24,278
                                                                      ------------------
          TOTAL EXPENSES......................................                 4,501,687
     Expenses borne by Investment Adviser - Note 3............                (1,402,698)
     Interest expense.........................................                     4,105
                                                                      ------------------
          NET EXPENSES........................................                 3,103,094
                                                                      ------------------
          NET INVESTMENT INCOME...............................                   198,366
                                                                      ------------------

     REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS AND
        FOREIGN CURRENCY TRANSACTIONS:
     Net realized gain on investments sold (a)................                25,955,442
     Net realized loss on foreign currency transactions.......                  (652,354)
                                                                      ------------------
     Net realized gain on investments and foreign
         currency transactions................................                25,303,088
                                                                      ------------------
     Change in net unrealized depreciation on
       investments............................................               (33,109,084)
     Change in net unrealized appreciation on
       foreign currency translations..........................                   203,807
                                                                      ------------------
     Net change in unrealized depreciation on
       investments and foreign currency translations..........               (32,905,277)
                                                                      ------------------
          NET GAIN (LOSS).....................................                (7,602,189)
                                                                      ------------------
     NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS.............................        $       (7,403,823)
                                                                      ==================


(a) Includes capital gains taxes for sales of India securities in the amount of $172,227.


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                                      OCTOBER 31, 2000           OCTOBER 31, 1999
                                                                      ----------------           -----------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income...................................        $       198,366           $        1,565,879
      Net realized gain (loss) on investments
          and foreign currency transactions...................             25,303,088                   (2,603,747)
      Change in net unrealized appreciation (depreciation)
           on investments and foreign currency translations...            (32,905,277)                  51,243,436
                                                                      ---------------           ------------------
      Net increase (decrease) in net assets
        resulting from operations.............................             (7,403,823)                  50,205,568
                                                                      ---------------           ------------------
   Distributions to shareholders from:
      Net investment income - Investor Shares.................             (2,380,745)                    (754,552)
      Net investment income - Advisor Shares..................               (312,080)                     (39,323)
                                                                      ---------------           ------------------
        Total distributions to shareholders...................             (2,692,825)                    (793,875)
                                                                      ---------------           -------------------
   Capital share transactions: (Note 5)
      Sale of shares - Investor Shares........................             64,853,117                   84,184,243
      Sale of shares - Advisor Shares.........................              6,955,519                   10,097,717
      Reinvestment of distributions - Investor Shares.........              1,603,580                      310,385
      Reinvestment of distributions - Advisor Shares..........                312,080                       39,323
      Redemption of shares - Investor Shares..................           (181,333,349)                 (24,794,413)
      Redemption of shares - Advisor Shares...................            (20,361,825)                  (2,688,049)
                                                                      ---------------           ------------------
      Net increase (decrease) from capital share transactions.           (127,970,878)                  67,149,206
                                                                      ---------------           ------------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ................           (138,067,526)                 116,560,899
   Net Assets
      Beginning of period.....................................            248,495,966                  131,935,067
                                                                      ---------------           ------------------
      End of period...........................................        $   110,428,440           $      248,495,966
                                                                      ===============           ==================

   Undistributed (distributions in excess of)
      net investment income...................................        $      (105,118)          $        2,216,973
                                                                      ===============           ==================

   CHANGES IN FUND SHARES
   Investor Share transactions:  (Note 5)
      Sales of shares.........................................              5,346,171                    8,380,380
      Reinvestment of distributions...........................                131,982                       33,627
      Redemptions of shares...................................            (15,901,969)                  (2,552,689)
                                                                      ---------------           ------------------
   Net increase (decrease) in Investor Shares.................            (10,423,816)                   5,861,318
                                                                      ===============           ==================

   Advisor Share transactions:  (Note 5)
      Sales of shares.........................................                556,634                    1,018,456
      Reinvestment of distributions...........................                 25,518                        4,849
      Redemptions of shares...................................             (1,692,244)                    (283,137)
                                                                      ---------------           ------------------
   Net increase (decrease) in Advisor Shares..................             (1,110,092)                     740,168
                                                                      ===============           ==================


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor Share outstanding throughout each year:

                                                                                YEAR ENDED OCTOBER 31,
                                                         ----------------------------------------------------------------------
                                                            2000            1999           1998            1997           1996
                                                            ----            ----           ----            ----           ----
NET ASSET VALUE AT BEGINNING OF PERIOD.                  $ 10.53         $   7.77       $  11.08       $   11.06       $  10.63
                                                         --------        --------       --------       ---------       --------
  INCOME FROM INVESTMENT OPERATIONS: (a)
      Net Investment Income (Loss)........                   0.01 (d)        0.06           0.12            0.06           0.02
      Net Realized and Unrealized
        Gain (Loss) on Investments and
        Foreign Currency Transactions.....                  (1.25)           2.75          (3.39)          (0.03)          0.43
                                                         --------        --------       --------       ---------       --------
      TOTAL FROM INVESTMENT OPERATIONS....                  (1.24)           2.81          (3.27)           0.03           0.45
                                                         --------        --------       --------       ---------       --------
LESS DISTRIBUTIONS:
      From Net Investment Income..........                  (0.12)          (0.05)         (0.04)          (0.01)         (0.02)
                                                         --------        --------       --------       ---------       --------
      Total Distributions.................                  (0.12)          (0.05)         (0.04)          (0.01)         (0.02)
                                                         --------        --------       --------       ---------       --------
NET ASSET VALUE AT END OF PERIOD..........               $   9.17        $  10.53       $   7.77       $   11.08       $  11.06
                                                         ========        ========       ========       =========       ========

 TOTAL RETURN (b) ........................                 (12.07)%         36.27%        (29.64)%          0.27%         4.22%
RATIOS & SUPPLEMENTARY DATA
      Net Assets at End of Period (000's).               $ 89,681        $212,859       $111,463       $ 179,436       $167,570
      Ratios to Average Net Assets: (a)
           Expenses including reimbursement/
              waiver of fees .............                   1.18%           1.27%          1.36%           1.41%         1.60%
     Expenses excluding reimbursement/
              waiver of fees .............                   1.72%           1.33%          1.64%           1.62%         1.71%
     Net investment income including
              reimbursement/waiver of fees                   0.11%           0.85%          1.11%           0.51%         0.36%
      Portfolio Turnover Rate (c) ........                    126%             77%            67%             43%          103%

(a) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Since June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(b) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3).
(c) The portfolio turnover rates for the years through October 31, 1998 represent the turnover of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover rate of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio, and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(d)  Based on average share method.


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:


                                                                     YEAR ENDED OCTOBER 31,                      PERIOD ENDED
                                                               --------------------------------------             OCTOBER 31,
                                                                 2000            1999           1998               1997 (a)
                                                                -----            ----           ----               --------
NET ASSET VALUE AT BEGINNING OF PERIOD..............         $   10.58         $  7.79       $  11.11             $  11.28
                                                              --------         -------       --------              -------
  INCOME FROM INVESTMENT OPERATIONS: (b)
      Net Investment Income (Loss)..................             (0.01)           0.05           0.08                 0.03
      Net Realized and Unrealized Gain (Loss)
        on Investments and Foreign Currency
        Transactions................................             (1.29)           2.75          (3.39)               (0.19)
                                                              --------        --------       --------             --------
      TOTAL FROM INVESTMENT OPERATIONS..............             (1.30)           2.80          (3.31)               (0.16)
                                                              --------        --------       --------             --------
LESS DISTRIBUTIONS:
      From Net Investment Income....................             (0.09)          (0.01)         (0.01)               (0.01)
                                                              --------        --------       --------             --------
      Total Distributions...........................             (0.09)          (0.01)         (0.01)               (0.01)
                                                              --------        --------       --------             --------
NET ASSET VALUE AT END OF PERIOD....................         $    9.19        $  10.58       $   7.79             $  11.11
                                                              ========        ========       ========             ========

TOTAL RETURN (c) ...................................            (12.47)%         36.05%        (29.81)%              (1.42)%
RATIOS & SUPPLEMENTARY DATA
      Net Assets at End of Period (000's)...........         $  20,748        $ 35,637       $ 20,472             $ 25,280
      Ratios to Average Net Assets: (b)
           Expenses including reimbursement/
              waiver of fees .......................              1.43%           1.52%          1.61%             1.66%(d)
           Expenses excluding reimbursement/
              waiver of fees .......................              2.00%           1.60%          1.97%             2.03%(d)
           Net investment income including
              reimbursement/waiver of fees .........             (0.14)%          0.70%          0.82%             0.27%(d)
      Portfolio Turnover Rate (e)...................               126%             77%            67%               43%(f)

(a)  Advisor Shares were first issued on November 21, 1996.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Since June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See
     Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the periods through October 31, 1998 represent the turnover of its underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f) Represents the Portfolio's portfolio turnover rate for the entire fiscal year ended October 31, 1997.


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

NOTE  1 - ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares, which are divided into seven investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), which is a non-diversified portfolio that commenced operations on March 31, 1995. The Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 2000, the Fund had both Investor Shares and Advisor Shares outstanding.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust which are in conformity with accounting principles generally accepted in the United States of America:

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is the Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on certain foreign countries are accrued on realized gains and unrealized appreciation.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc. ("SIMNA"), the Fund's investment adviser, or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and net realized capital gains are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, common expenses of the Fund and gains/losses on investments are allocated to both classes of the Fund based on the respective daily net assets of each class. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Dividends, if any, paid by the Fund on its two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization were amortized on a straight-line basis over a five-year period.

FEDERAL INCOME TAXES: It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

As of October 31, 2000, the Fund had the following net tax basis capital loss carryforwards for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                          Expiration Dates
           Amount                                            October 31,
           ------                                            -----------
        $22,336,473                                             2006
          2,676,279                                             2007
          1,960,786                                             2008

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies, foreign currencies, losses deferred due to wash sales and excise tax regulations.

At October 31, 2000, the Fund reclassified $435,794, $172,368 and $(608,162)
between capital paid-in, undistributed net investment income and accumulated net realized loss, respectively. These reclassifications had no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency contract transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTE 3 - INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund. In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates:
0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2001, to the extent that the Fund's net expenses attributable to its Investor and Advisor Shares exceed 1.18% and 1.43%, respectively (based on each classes' average daily net assets).

NOTE 4 - SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Service Plan (the "Plan") for its Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. For providing, or arranging for, the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 5 - PURCHASE AND REDEMPTION FEES

Purchases and redemptions of Fund shares are subjected to a fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs that the Fund incurs (either directly or indirectly) as a result of its investment in, or sale of, portfolio securities. These charges, which are not sales charges, are retained by the Fund and not paid to Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shares redeemed amounts, respectively, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The purchase and redemption fees paid to the Fund for each class were as follows for the periods shown:

                                          Investor Shares                   Advisor Shares
                                   -------------------------        -------------------------
                                   Purchase       Redemption        Purchase       Redemption
                                   --------       ----------        --------       ----------
       For the Year Ended          $317,715       $903,692          $ 34,857       $100,238
        October 31, 2000

       For the Year Ended           448,181        123,972            55,691         13,440
        October 31, 1999

NOTE 6 - TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors will receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 7 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of non-government investments, excluding short-term securities for the Fund, for the year ended October 31, 2000 were $303,599,569 and $438,028,193, respectively.

At October 31, 2000, the identified cost for federal income tax purposes of investments owned by the Fund was $121,061,585 with net unrealized depreciation of $12,387,899. Gross unrealized appreciation and depreciation were $10,025,614 and $22,413,513, respectively.

NOTE 8 - CONCENTRATION OF RISK

The Fund's investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these countries may have disruptive effects on the market prices of the Fund's investments.


NOTE 9 - BENEFICIAL INTEREST

As of October 31, 2000, the Fund had 6 Investor and 1 Advisor shareholders owning beneficially or of record 79% and 89% of those classes of shares of the Fund, respectively.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 10 - LINE OF CREDIT

     The Trust and other Schroder Funds managed by SIMNA (the "Participants"), share in a $37.5 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.08%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Participant's investment policies and to the extent amounts remain available for borrowing under that facility, each Participant may borrow up to a maximum of 33 percent of its net assets under the agreement. For the year ended October 31, 2000, the Fund borrowed $5,855,709 under the facility at an average annualized interest rate of 7.07%, and paid $4,105 in interest with respect to such borrowings.

--------------------------------------------------------------------------------

TAX INFORMATION NOTICE (UNAUDITED)

On December 18, 2000, the Fund made the following distributions to shareholders of record December 15, 2000:

                                                           Income Distributions
Class                                                           Per Share
-----                                                           ---------
Investor Shares................................                 $0.015194
Advisor Shares.................................                  0.000000

--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Emerging Markets Fund Institutional Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Boston, Massachusetts
December 15, 2000

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


INVESTMENT ADVISER

Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRUSTEES

Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRANSFER & SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

COUNSEL

Ropes & Gray



Schroder Emerging Markets Fund Institutional Portfolio
P.O. Box 8507
Boston, MA  02266
800-464-3108


--------------------------------------------------------------------------------
The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus, which contains important information concerning the Fund.
--------------------------------------------------------------------------------


EMU1200AR